UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 3, 2012
Date of Report (Date of earliest event reported)

NATURALLY ADVANCED TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

British Columbia (State or other jurisdiction of incorporation)	000-50367 (Commission File Number)	98-0359306 (IRS Employer Identification No.)

305-4420 Chatterton Way, Victoria, BC (Address of principal executive offices)	V8X 5J2 (Zip Code)

(250) 658-8582
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - Corporate Governance and Management

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 3, 2012, Naturally Advanced Technologies Inc. (the "Company") ratified the appointment of Scott Staff as a director of the Company.

Upon the appointment of Mr. Staff, the Company granted him 25,000 stock options at an exercise price of US$1.91 per share, having an expiry date of February 3, 2017, and vesting as to 1/12th per month at the end of each month commencing at the end of the first month from the date of grant.

About Scott Staff

Scott Staff (age 46) serves as the Director of Business Development for Perkins Coie LLP, an international law firm with 18 offices and more than 800 lawyers. He leads the firm's business development strategy, and oversees its client service interview, client service and industry teams programs. Mr. Staff joined Perkins Coie in 2004 and currently works out of the Seattle office. Mr. Staff is on the boards of advisors of DNA Response Inc. and Rouxbe Video Technologies. Mr. Staff earned his BA from Lewis and Clark College in 1987 and graduated from Lewis and Clark Law School in 1991. He served in senior administrative positions at the law school after graduation, including assistant dean for development and external relations. In 1997, Mr. Staff was appointed vice-president for college relations for Lewis and Clark College.

As a result of the appointment of Mr. Staff as described above, the Company's current executive officers and directors are as follows:

Name	Position
Kenneth C. Barker	Chief Executive Officer and a Director
Guy Prevost	Chief Financial Officer and a Director
Jason Finnis	President, Chief Innovation Officer and a Director
Larisa Harrison	Chief Administration Officer, Secretary, Treasurer and a Director
Thomas C. Robinson	Chief Operating Officer
Jay Nalbach	Chief Marketing Officer
Miljenko Horvat	Chairman of the Board and a Director
Robert Edmunds	Director
Peter Moore	Director
Jeremy K. Jones	Director
Scott Staff	Director

Item 7.01     Regulation FD Disclosure

On February 7, 2012, the Company issued a news release announcing the appointment of Scott Staff as a director of the Company.

A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01      Financial Statements and Exhibits

(a)     Financial Statements of Business Acquired

Not applicable.

(b)     Pro forma Financial Information

Not applicable.

(c)     Shell Company Transaction

Not applicable.

(d)     Exhibits
Exhibit	Description
99.1	Press Release dated February 7, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
NATURALLY ADVANCED TECHNOLOGIES INC.
DATE: February 7, 2012	/s/ Guy Prevost Guy Prevost Chief Financial Officer and director

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